UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. [   ])

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☐	Soliciting Material Pursuant to §240.14a-12

Market Vectors ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Market Vectors China ETF
a series of
Market Vectors ETF Trust

335 Madison Avenue
19th Floor
New York, NY 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 31, 2012

Dear Shareholders:

The Board of Trustees of Market Vectors ETF Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Market Vectors China ETF to be held at the offices of the Trust, 335 Madison Avenue, 19th Floor, New York, NY 10017, on July 31, 2012 at 10:30 a.m., Eastern time, unless postponed or adjourned, for the following purposes:

1.

To approve reliance upon an order from the Securities and Exchange Commission exempting the Trust and Van Eck Associates Corporation from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit Van Eck Associates Corporation to enter into new sub-advisory agreements with unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 12, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 31, 2012.

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available at http://www.vaneck.com/funds/PEK.aspx.

By Order of the Board of Trustees

Jan F. van Eck, Trustee

June 1, 2012

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in-person.

2

Market Vectors China ETF
a series of
Market Vectors ETF Trust

with its principal offices at
335 Madison Avenue
19th Floor
New York, NY 10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 31, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Market Vectors ETF Trust (the “Trust”) on behalf of the Market Vectors China ETF (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Trust, 335 Madison Avenue, 19th Floor, New York, NY 10017 on July 31, 2012 at 10:30 a.m., Eastern time, and at any and all postponements or adjournments thereof. The Notice of Special Meeting of Shareholders, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 19, 2012.

The Meeting has been called by the Board of Trustees for the following purposes:

1.

To approve reliance upon an order from the Securities and Exchange Commission (“SEC”) exempting the Trust and Van Eck Associates Corporation (“VEAC”) from certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and rules thereunder that would permit VEAC to enter into new sub-advisory agreements with unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 12, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 335 Madison Avenue, 19th Floor, New York, NY 10017 or by calling 1.888.MKT.VCTR (658-8287).

PROPOSAL 1

APPROVAL OF RELIANCE UPON AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION EXEMPTING THE TRUST AND VEAC FROM CERTAIN PROVISIONS OF THE 1940 ACT AND RULES THEREUNDER THAT WOULD PERMIT VEAC TO ENTER INTO NEW SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED SUB-ADVISERS WITH THE APPROVAL OF THE BOARD OF TRUSTEES, BUT WITHOUT THE APPROVAL OF SHAREHOLDERS.

Background

The purpose of this proposal is to enable VEAC, with the approval of the Board of Trustees, including a separate vote of the majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), to enter into and materially amend subadvisory agreements, without the necessity of obtaining the approval of shareholders. The Trust and VEAC have been granted exemptive relief by the SEC permitting VEAC, with the approval of the Board of Trustees, (including a majority of the Independent Trustees) to take such actions (the “Manager of Managers Order”). Currently, however, the Market Vectors China ETF may not rely on the order because the shareholders of the Fund have not yet approved the manager of managers arrangement.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the Fund. Therefore, without the Manager of Managers Order, if and when VEAC seeks to hire a sub-adviser or sub-advisers or replace a then-existing sub-adviser to provide investment advisory services to the Fund, the Trust would have to solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and VEAC or the Fund would be required to pay the costs of such activities.

The Manager of Managers Order

The Manager of Managers Order grants exemptive relief allowing VEAC to hire or change sub-advisers or make material changes to existing sub-advisory agreements with the approval of the Board, including a majority of the Independent Trustees, but without approval by shareholders of the Fund. The Manager of Managers Order applies to the entering into and making material changes to a sub-advisory agreement with a sub-adviser that is not affiliated with VEAC. Shareholder approval would continue to be required for such actions involving an affiliated sub-adviser.

Fund sub-advisory agreements continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, the Fund will prominently disclose in its prospectus the ability to hire and replace sub-advisers without a shareholder vote, as well as that VEAC monitors the Fund’s sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the

Board which sub-adviser(s) should be retained or released. The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order.

Pursuant to the Manager of Managers Order, VEAC will be required within 90 days of the hiring of a new sub-adviser, to furnish Fund shareholders with all information about the new sub-adviser that would be included in a proxy statement.

VEAC, the Trust and the Fund will begin relying on the Manager of Managers Order only if Fund shareholders also approve the manager of managers arrangement.

Board Considerations

At a meeting on May 8, 2012, the Board of Trustees considered whether to recommend that shareholders of the Fund vote for approval of the Fund’s reliance on the Manager of Managers Order. A representative of VEAC explained that, presently, VEAC employs no sub-advisers for the Fund, however, it may want to do so in the future, particularly if, as contemplated, the Fund begins to invest directly in Class A Shares. VEAC would compensate each sub-adviser out of its management fee, thus the Fund would not bear such expenses. The Board noted that with the Manager of Managers Order, the Fund would be able to act more quickly and with less expense to replace or hire a sub-adviser or sub-advisers when the Board and VEAC feel that a change would benefit the Fund. The Trustees further noted that this speed and efficiency could be a significant benefit to Fund shareholders. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for any material modification of existing subadvisory agreements or the creation of new ones. The Board also considered that, absent such ability to rely on the Manager of Managers Order, in a situation where a sub-adviser has unexpectedly resigned or a change-in-control event occurs (resulting in the termination of the sub-advisory agreement), the Trust and the Fund could be forced to operate without that sub-adviser, which could be disruptive to the operations of the Fund. The Trustees agreed that the Manager of Managers Order would tend to reduce Fund expenses as it would eliminate the need for a shareholder meeting and proxy costs.

The Board concluded that permitting VEAC and the Board to change sub-advisory arrangements when a change is in shareholders’ best interests, without incurring unnecessary delay or expense, would be appropriate and in the interests of Fund shareholders and would allow the Fund to operate more efficiently.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on the Manager of Managers Order.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of Market Vectors ETF Trust, an open-end management investment management company organized as a Delaware statutory trust and formed by an Amended and Restated Declaration of Trust on March 15, 2011. The Trust’s principal executive offices are located at 335 Madison Avenue, 19th Floor, New York, NY 10017. The Board of Trustees has responsibility for the general oversight of the management of the Fund, including general supervision of VEAC and other service providers, but is not involved in the day-to-day management of the Trust. Like other exchange-traded funds, the Fund retains various organizations to perform specialized services. The Fund currently retains VEAC as investment adviser under an investment management agreement between the Trust and VEAC (the “Investment Management Agreement”). VEAC, which also serves as administrator to the Trust, is located at 335 Madison Avenue, New York, NY 10017. Van Eck Securities Corporation, located at 335 Madison Avenue, New York, NY 10017, serves as principal underwriter and distributor of the Fund’s shares. The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, provides the Fund with transfer agent and custodial services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Fund’s reliance on the Manager of Managers Order and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. Joseph McBrien, Jonathan Simon and Laura Martinez have been designated as proxies for the Special Meeting, with full power of substitution. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in-person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [               ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the Special Meeting will constitute a quorum at the Special Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval the Proposal. As defined in the 1940 Act, a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in-person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

In the event that the necessary quorum to transact business shall not be present at the Special Meeting, the chairman of the meeting or the shareholders entitled to vote at the Special Meeting, present in person or by proxy, shall have the power to adjourn the Special Meeting from time to time to a date not more than 30 days after the original Record Date without notice other than announcement at the Special Meeting, or to a date no more than 120 days after the original Record Date with notice.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 335 Madison Avenue, 19th Floor, New York, NY 10017. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by VEAC. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and VEAC will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and VEAC may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. Certain officers, employees and agents of D.F. King Mutual Fund Services may solicit proxies in-person or by telephone, facsimile transmission, or mail, for which they will receive customary compensation, which will be paid by VEAC.

If you have any questions or need assistance with voting, please call 800.628.8528 from 8:00 A.M. to 10:00 P.M. Eastern time Monday through Friday and 11:00 P.M. to 5:00 P.M. Eastern time Saturday.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1.888.MKT.VCTR (658-8287), or write the Trust at 335 Madison Avenue, 19th Floor, New York, NY 10017.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 31, 2012.

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available at http://www.vaneck.com/funds/PEK.aspx.

BY ORDER OF THE BOARD OF TRUSTEES

Jan F. van Eck, Trustee

Dated June 1, 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

MARKET VECTORS CHINA ETF

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

THE UNDERSIGNED HEREBY APPOINT(S) JOSEPH MCBRIEN, JONATHAN SIMON AND LAURA MARTINEZ, OR ANY ONE OF THEM, PROXIES, EACH OF THEM WITH FULL POWER OF SUBSTITUTION, TO VOTE AND ACT WITH RESPECT TO ALL SHARES OF THE ABOVE REFERENCED FUND (THE “FUND”) WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 335 MADISON AVENUE, 19TH FLOOR, NEW YORK, NY 10017, ON JULY 31, 2012 AT 10:30 A.M., EASTERN TIME, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.

To approve reliance upon an order from the Securities and Exchange Commission exempting the Trust and Van Eck Associates Corporation from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder that would permit Van Eck Associates Corporation to enter into new sub-advisory agreements with the approval of the Board of Trustees, but without the approval of shareholders, and to approve any other such business as may properly come before the meeting or any postponements or adjournments thereof.

MEETING ATTENDANCE:

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.

NOTE ADDRESS CHANGE:

A COPY OF THE PROXY STATEMENT AND SAMPLE OF THE BALLOT ARE AVAILABLE ONLINE AT: http://www.vaneck.com/funds/PEK.aspx

PLEASE SIGN AND DATE ON REVERSE SIDE.